STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT ("Agreement") is made and entered into as of the 15th day of December, 2000 by and among Altair International, Inc., an Ontario corporation ("Pledgor") and Doral 18, LLC, a Cayman Islands limited liability company ("Pledgee").

                              Preliminary Statement
                              ---------------------

         A. Pledgor and Pledgee have agreed to enter into a Securities Purchase Agreement dated as of December 15, 2000 (the "Securities Purchase Agreement") pursuant to which Pledgee has agreed to purchase from Pledgor (i) an Asset Backed Exchangeable Term Note in the form of Exhibit A attached to the Securities Purchase Agreement (the "Note") and a Warrant in the form of Exhibit B attached to the Securities Purchase Agreement (the "Warrant").

         B. Pledgor owns one hundred percent (100%) of the shares of the common stock (the "Securities") of Mineral Recovery Systems, Inc. ("Mineral Recovery Systems"), a Nevada corporation.

         C. Mineral Recovery Systems is a wholly-owned subsidiary of the Pledgor. Mineral Recovery Systems owns certain leasehold interests in mineral deposits as described in various Memoranda of Mineral Leases as set forth in Exhibit A attached hereto.

         D. As security for the payments to be made to Pledgee by Pledgor under the Note, Pledgor desires to pledge the Securities to Pledgee as Collateral on the Note.

         NOW, THEREFORE, in consideration of the premises set forth herein, it is hereby agreed as follows:

         1. Collateral. The term "Collateral" shall mean the Securities and all dividends, distributions and other amounts or additional securities to which Pledgor (with or without additional consideration) is or becomes entitled by virtue of its ownership of any of the Securities or as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, conversion, preemptive right or otherwise, and the proceeds thereof.

         2.  Deposit  of   Collateral.   To  secure  payment  of  the  Pledgor's
obligations under the Loan Agreement, Pledgor hereby pledges and deposits the Securities with Pledgee and hereby grants to Pledgee a valid and perfected first lien on and security interest in the Securities and other items of the Collateral.

         3. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee that as to the Collateral deposited by such Pledgor with
Pledgee on the date hereof, (i) Pledgor is the legal and beneficial owner of such Collateral; (ii) such Collateral is validly issued, fully paid and non-assessable and is registered in the name of Pledgor; (iii) the pledge of Collateral pursuant to the terms of this Agreement, together with delivery thereof, creates a valid and perfected first lien on and security interest in such Collateral in favor of Pledgee; (iv) the stock power attached to the certificate(s) representing such Collateral have been duly executed and delivered by Pledgor to Pledgee; (v) none of such Collateral is subject to any lien, except for the perfected first security interest granted to Pledgee hereby

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and, so long as any portion of the Note remains unpaid,  Pledgor will not create or permit to exist any lien upon or with respect to such Collateral without the consent of Pledgee; (vi) Pledgor will not sell, transfer, convey, assign or otherwise divest its interests in such Collateral, or any part thereof, to any other person; (vii) Pledgor hereby represents and warrants that Mineral Recovery Systems currently has good and valid title to the leasehold interests as described in the Memoranda of Mineral Leases as set forth in Exhibit A attached hereto, and the same are not subject to any liens, security interests, suits, judgments or any other encumbrances; and (viii) Pledgor shall not cause Mineral Recovery Systems to sell, transfer, convey, assign or otherwise divest its interests in the leasehold interests, or any part thereof, to any other person nor will Pledgor permit Mineral Recovery Systems to create or permit to exist any lien on any leasehold interest during the term hereof.

         4.       Stock Splits, Stock Dividends, Etc.
                  ----------------------------------

                  4.1 Pledgor agrees that if by virtue of Pledgor's ownership of the Collateral, Pledgor becomes entitled (with or without additional consideration) to other or additional securities as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, conversion or preemptive right or otherwise, such Pledgor shall:

         4.1.1 Cause the issuer of such additional securities to deliver to Pledgee the certificates evidencing Pledgor's ownership thereof and hereby authorizes and empowers Pledgee to demand the same from such issuer, and agrees if such certificates are delivered to Pledgor, to take possession thereof in trust for Pledgee;

         4.1.2 Deliver to Pledgee a stock power with respect to such securities, executed in blank by Pledgor;

         4.1.3 Deliver to Pledgee such other certificates, forms and other instruments as Pledgee may request in connection with such pledge.

                  4.2 Pledgor agrees that such additional securities shall constitute a portion of the Collateral and be subject to this Pledge Agreement in the same manner and to the same extent as the securities pledged hereby to Pledgee on the date hereof.

         5. Dividend Rights/Voting Power. Unless and until an Event of Default shall have occurred under the Note and such default shall not have been cured within the applicable cure period, Pledgor shall be entitled to receive all dividends paid on the Securities and to exercise all voting powers in all corporate matters pertaining to the Collateral for any purpose not inconsistent with, or in violation of, the provisions of the Securities Purchase Agreement or the Note.

         6.       Default and Remedies.
                  --------------------

                  6.1 If an Event of Default shall occur under the Note and such default shall not have been cured within the applicable cure period, Pledgee, at its option, may:

                           6.1.1 Cause the Collateral to be registered in its name or in the name of its nominee;

                           6.1.2 Exercise all voting powers pertaining to the Collateral and otherwise act with respect thereto as though Pledgee were the owner thereof;

                           6.1.3   Receive   all   dividends   and   all   other
         distributions of any kind whatsoever on all or any of such Collateral;

                           6.1.4 Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of Pledgor pertaining or relating to the Collateral;

                           6.1.5 Sell, assign and deliver the whole, or from time to time, any part of such Collateral at any private sale, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms as Pledgee in its sole discretion may determine; and

                           6.1.6 Exercise any other remedy specifically granted under this Agreement or now or hereafter existing in equity or at law, by virtue of statute or otherwise.

With respect to the actions described in each of subsections 6.1.2 and 6.1.4 above, Pledgor hereby irrevocably constitutes and appoints Pledgee its proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.

                  6.2 At any sale made pursuant to Section 6.1 above, Pledgee may bid for and purchase, free from any right or equity of redemption on the part of the Pledgor (the same hereby being waived and released by Pledgor), any part or all of the Collateral that is offered for sale, and Pledgee, upon compliance with the terms of sale and other applicable federal regulatory requirements, may hold, retain and dispose of such Collateral without further accountability therefor.

                  6.3 Pledgee shall apply the proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by Pledgee under the provisions of this Agreement in satisfaction of the Note.

                  6.4 Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or, except as otherwise required by law, to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

                  6.5 Any sale of all or any portion of the Collateral pursuant to Section 6.1 above shall operate to divest all right, title and interest of the Pledgor to the Collateral which is the subject of any such sale.

                  6.6 Pledgor acknowledges that Pledgee may be unable to effect a public sale of all or a part of the Collateral or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale of the Collateral. Accordingly, Pledgor agrees that Pledgee may sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account, for investment purposes only, and not with a view toward the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral than would be the case if such Collateral was sold at public sale, and that any such private sale shall not be deemed not to have been made in a commercially reasonable manner by virtue of such sale having been a private sale.

                  6.7 Pledgee shall give not less than ten (10) business days prior written notice to the Pledgor of any sale pursuant to this Section 6. Pledgor hereby agrees that such notice is commercially reasonable.

         7. Pledgee's Obligations, Custodial Agreement, Performance Rights, Pledge Does Not Make Pledgee Shareholder. Pledgee shall not have any duty to protect, preserve or enforce rights against the Collateral other than a duty of reasonable custodial care of any such Collateral in its possession, it being understood that Pledgee shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to the Collateral, or (iii) making any capital contributions or other payments on behalf of Pledgor with respect to the Collateral.

         8. Termination of Pledge Agreement. The Pledgee shall deliver to the Pledgor the Collateral in its possession and this Agreement thereupon shall be terminated upon the earlier to occur of (i) the payment and performance in full of all amounts due under the Note or (ii) at such time after the effectiveness of the resale registration statement on Form S-3 to be filed with Securities and Exchange Commission pursuant to the terms and conditions of the Securities Purchase Agreement which covers the resale of the shares of Common Stock of the Pledgor by the Pledgee (the "Registration Statement") when the closing price of the Pledgor's common shares on its principal exchange has been above $2.25 for five consecutive days.

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

         9. Delivery of Additional Collateral.
            ---------------------------------

         Within five (5) business days of the execution of this Agreement, Pledgor shall be obligated to deliver to Pledgee a fully executed original copy of an Absolute Assignment of Leases and Rents substantially in the form attached hereto as Exhibit A (the "Lease Assignment") covering Mineral Recovery Systems' interests in the mineral deposits which are described in the Memoranda of Mineral Leases set forth in Exhibit B attached hereto (the "Mineral Leases"). In the event the Registration Statement does not become effective on or prior to the 180th day after the date hereof and/or the closing price of the Pledgor's common shares on its principal exchange has not been above $2.25 for five consecutive days during such 180 day period, the Pledgee, at the at the Pledgor's sole cost and expense, shall be entitled to record the Lease Assignment in the proper jurisdictions to perfect Pledgee's security interest in Mineral Leases. Upon the effectiveness of the Registration Statement and at such time as the closing price of the Pledgor's common shares on its principal exchange has been above $2.25 for five consecutive days, the Pledgee shall no longer be entitled to record the Lease Assignment and shall immediately return the Lease Assignment to Pledgor or if the Lease Assignment has previously been recorded, the Pledgee shall immediately record a document in a form sufficient to release the security interest created through the prior recordation of the Lease Assignment in the proper jurisdictions.

         10.      Miscellaneous.
                  -------------

                  10.1 Each and every right, remedy and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein or now or hereafter existing in equity or at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Pledgee's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of Pledgee's rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

                  10.2 Any modification or waiver of any provision of this Agreement, or any consent to any departure by Pledgor therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Pledgor in any event not specifically required of Pledgee hereunder shall not entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

                  10.3 Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Agreement, Pledgor shall, upon the request of Pledgee and at the expense of Pledgor, promptly execute and deliver such further documents and do such further acts and things as Pledgee may request in order to effect fully the purposes of this Agreement and to subject to the security interest created hereby any property intended by the provisions hereof to be covered hereby.

                  10.4 Pledgor agrees that it will warrant, preserve, maintain and defend, at its own expense, the right, title and interest of Pledgee in and to the Collateral and all right, title and interest represented thereby against all claims, charges and demands of all persons whomsoever.

                  10.5 Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three (3) business days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as provided in the Securities Purchase Agreement hereto, or at such other address as such party may subsequently advise the other parties hereto.

                  10.6 In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provision hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

                  10.7 This Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the heirs, legatees, administrators, legal representatives, successors and assigns of Pledgor.

                  10.8  This   Agreement   may  be   executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

                  10.9 Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Note.

                  10.10 This Agreement shall be governed by the laws and decisions of the State of Illinois.


                            [Signature page follows]

292403  v4

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                 PLEDGOR:

                                                 ALTAIR INTERNATIONAL, INC.

                                                 By: /s/ William P. Long
                                                 -----------------------
                                                         William P. Long
                                                         Its: President



         Accepted by:                            PLEDGEE:

                                                 DORAL 18, LLC


                                                 By: /s/ David White
                                                 -------------------
                                                         David White
                                                         Its: Director


         Acknowledged and Agreed:       MINERAL RECOVERY SYSTEMS,  INC.

                                                 By: /s/ C. Patrick Costin
                                                 -------------------------
                                                         C. Patrick Costin
                                                         Its: President

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                                    EXHIBIT A

                                        8

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                                    EXHIBIT B

                                        9